Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
=============================================================================

Dear Shareholder:

I couldn't help but notice an article in the Wall Street Journal's September-quarter review on mutual funds. Quoting portfolio managers and strategists from prestigious international firms, it mentioned Japan as "a big plus...a big minus...[and] a big question mark." It also suggested a general consensus that the United Kingdom posed the best opportunities-- as long as one avoided bank and utility stocks. Switzerland received "low grades" because of its strong currency, while many managers expressed a need to hedge currencies against the U.S. dollar. And Asia was described as a "major letdown" where lagging performance in the markets can be tied to a single factor: a fall-off in the price of semiconductor chips.

     These insights into the state of the international markets struck me for a number of reasons. I wondered how you as a fellow shareholder would react to the news that your fund owned UK bank and utilities stocks.
I have purchased no Japanese stocks for the portfolio, though the portfolio is largely concentrated in Asian markets (76.6% of total assets). And I did not hedge the Fund's various holdings.

A Matter of Philosophy
For the one-year period ended September 30, 1996, the Davis International Total Return Fund generated a total return of 7.87% (Class A shares at net asset value), compared to an average total return for international funds of 9.36%.*

     I am neither surprised nor concerned that the Fund is slightly out of step with Wall Street, in terms of recent returns or holdings, since my philosophy is to build wealth over time. In pursuit of this, I buy individual securities--not markets--that represent growth opportunities and can be had at very reasonable prices. I do not focus on particular markets except in the sense that, should I identify an interesting company or industry, I will ask whether the country and its market also represent an interesting opportunity at that time. If the answer is "yes," we may add the stock to the portfolio and search for other similar possibilities in that locale. If the market in that country later changes, I will likely retain the Fund's holdings as long as the fundamental reasons to own them are intact.

     In my view, those reasons are four. The first is superior company management. Solid, in-depth fundamental research is the very core of our investment approach. I spend several months of the year making on-site visits to companies around the world and interview many senior management teams in person, to ascertain whether the company is being guided by savvy, visionary individuals. I do not believe there is any reasonable substitute for such face-to-face research.

     The second reason to own a stock is predictable earnings. This is important to managing downside risk. The stock of a company with steady, predictable earnings may hold its value better in a down market.

     During my 30 years as an investment manager, I have established very close relationships with a number of highly reputable, research-oriented investment banks and stockbrokers worldwide. They supply outstanding reports on earnings and other data, as well as a fair number of invaluable investment ideas.

     Third, I generally look for a price/earnings ratio well below the company's growth rate and the average P/E for its industry (locally and/or globally). The portfolio comprises primarily stocks that represent good value--a low price for the stock's dividend yield and growth potential. Finally, I want some additional reason to


* Source: Lipper Analytical Services, Inc., based on NASD-reporting funds through 10/1/96.


Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
=============================================================================

believe that the stock price will rise--a catalyst, if you will. Stocks with these four characteristics may be less volatile, with less to lose and more to gain than traditional growth stocks.

     One such stock was Southern Water PLC. We bought the first shares of this UK water utility in November 1995. Selling at a price-earnings ratio (P/E) of 8 and offering a dividend yield of 5%, it was in line with other water utility companies. However, there were recurring rumors of a takeover, which in fact came to pass. We sold our shares to the new owners, Scottish Power, at a healthy profit in September 1996.

     I believe the four factors just discussed are far more important to the long-term creation of wealth than short-term market fluctuations. At best, the latter inconsistently reflect the strengths or weaknesses of a nation. For instance, the touted UK market was up 12.7% for the year ended September 30, though the economy there is barely advancing at a 2% annual rate. Meanwhile, Asian countries with gross domestic product
(GDP) growth rates of 7.5% or more per year gained or lost as much as 26%.

     In keeping with this long-term, company-first approach, the Fund continues to be heavily invested in Southeast Asian stocks, including issues from two countries which took some hard knocks: Thailand and South Korea. The individual companies still show promise, and I see clear reasons to believe that the current problems in that region are cyclical, not secular. More about that later.

Recovery in Europe?
Europe has been slow to follow the U.S. out of recession and real rates of growth in GNP are minimal (2% to 3% at best), if not negative. However, the markets there are closely correlated with the U.S. securities markets. As goes Wall Street, so go London, Paris and Milan--eventually. The UK Financial Times FT 100 Index rose 12.7% in the past year. The French CAC 40 Index advanced 19.3%, while the German, Italian and Spanish indices moved up 21.3%, 4.6% and 24.8%, respectively.

     As of September 30, approximately one-fifth of the Fund's assets were invested in developed Europe, partly as a counterweight to a large commitment to emerging Asia, but mostly because of the good values represented by the respective stocks.

     Two UK holdings are Royal Bank of Scotland and Standard Chartered, financial institutions I describe as "too small to be big...and too big to be small." At this stage they lack the problems of some larger UK banks but have enough critical mass to stay mobile and competitive. Profits are good, earnings growth is consistently positive, and dividends have increased annually. Standard Chartered's stock price has risen more than 130% since we purchased it in February 1995, largely due to heavy investments outside Europe. Yet its P/E is just 14. This is a stock poised for appreciation.

     In Switzerland, we invested in two of the world's largest pharmaceuticals companies, Ciba-Geigy and Sandoz, before they announced plans to merge. Each was selling at a P/E in line with the overall Swiss market and had growth projections of 12% or more, very respectable for an international drug company. After the merger was announced, analysts revised their growth projections to 17.5%. At September 30, 1996, Ciba-Geigy and Sandoz were trading at S.F. 16.04 and S.F. 15.06, respectively, up 39% and 38% since our purchases in November 1995.

     Since the end of September, we have boosted investments in Europe slightly, purchasing positions in

Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
=============================================================================

Ente Nazionale Idrocarburi, a major Italian oil-and-gas concern, and Incentive, a Swedish company. Though the European markets have performed well of late, I see no fundamental reason for this to continue and many reasons to believe that the growth prospects remain strongest in Asia.

Asia, Good and Bad
The Fund was invested in eight Asian nations at the fiscal year-end, with the largest concentrations in Hong Kong (16.9%) and the Philippines (22.0%). The markets in both countries performed extremely well during the 12-month period, though for different reasons. Hong Kong's Hang Seng Exchange rose 23.4%, while the market in Manila chalked up a 20.6% gain.

     The Philippines present a classic case of the early stages of a rapidly emerging market. Held back by the dictatorship of Ferdinand
Marcos, the Philippines came late to the dance but have joined in with incredible vigor, building in about three years what took others four or five. Only recently attracting foreign capital, Philippine stocks are still quite inexpensive compared to other Asian issues.

     I particularly like Far East Bank & Trust, the largest position in the portfolio, which we purchased initially in April. Adjusted for a rights issue and a ten-for-one stock split, those initial shares rose by 26.8% through September 30. The market for the shares had been quite narrow until the announcement of the rights issue and the subsequent stock split, and they were trading at a P/E ratio of 14, compared to an average of at least 20 for major banks that had better liquidity. We consider the shares to be a core financial holding in the Philippines.

     At the other end of the Asian growth phenomenon is liquidity-driven Hong Kong. Much larger and better organized than the emerging markets and steadily advancing, Hong Kong is receiving cash that 18 months ago might have been directed to Singapore or Indonesia.

     From a broader perspective, the most significant factor for Hong
Kong is its enormous neighbor to the north. Closely tied to the business climate in China, Hong Kong presents the only efficient way for investment to enter and exit the People's Republic. Lately, business conditions on the mainland are looking better; interest rates and inflation are steadily falling, and the mood is good.

     What's more, June 30, 1997 no longer looms as doomsday for free enterprise on the island. Mainland China has made a commitment to maintain capitalism in the zone after it assumes possession next year and seems more inclined to emulate Hong Kong than to destroy it. Any downside of the transformation is already priced into the market.

     If Hong Kong represents the potential advantages of investing in Southeast Asia, recent events in Thailand and South Korea exemplify the complications.

     Like many portfolio managers, I have been very enthusiastic about Thailand since the mid-'80s. The country went through an amazing period of growth, averaging a GDP growth rate of 9.8% (1986-1995). Corporate profits increased massively in the past 10 years, making the Thai market the darling of international portfolio managers.


Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
=============================================================================

     Focused on these positives, I did not notice until recently a number of ills that beset the country. After years of rapid industrialization and economic growth, the Thai economy has slowed. One result was that the banks, the linchpins of the Bangkok stock market, corrected sharply when developers were reported to default on loan payments, prompting lower earnings assumptions for banks and finance companies. For the year ended September 30, the Bangkok exchange dropped 14.2%.

     Meanwhile, exports have fallen off, though the Thais must continue to pay for hefty imports of the equipment and machinery needed for industrialization. The balance of payments has turned negative, creating inflationary pressures.

     Added to these were concerns about the health of the Thai monarch and heavy floods that ruined the rice crop and temporarily pushed up prices of this major staple by 70%. On the political front, a vote of no confidence forced resignation of the prime minister and the dissolution of Parliament in September.

     South Korea, too, had political problems and a weakening balance of payments this year, which contributed to a 10.6% decline in the composite index for the Seoul exchange. In addition, the market there still has constraints that make it difficult for foreigners to deal freely. Foreign equity ownership is subject to a 20% limit, and many leading South Korean securities are actually closed to foreigners. To purchase them, we often had to trade in a secondary market for foreigners and pay a premium. (However, under SEC guidelines, we must report them to you at their stock exchange price, without the premium. For this reason, some of our South Korean holdings may be listed in this report at less than we paid for them, even though it is possible that we could sell them for the same amount or more than our original investment.)

     Despite the complications, I see promise in South Korea. The economy remains robust; interest rates and inflation are trending downward. Corporate profits should show healthy year-over-year gains in 1997. And Seoul will gradually open its market further to non-Koreans (the foreign ownership limit is likely to be increased to 29% by 1999).

     The Fund owned five south Korean securities at year-end. One that truly exemplifies our approach is Korea Electric Power, which generates over 95% of Korea's gross electric power and has a monopoly on electricity transmission and distribution. Despite a lackluster performance (due to concerns about increased fuel bills, which are denominated in U.S. dollars), the company is believed to be the cheapest utility stock in the region.

The More Things Change...
I do not believe "the game is over" in Asia. The driving forces for progress--booming populations, globalization, and consumerism--are as powerful as ever. GNPs are still 7.5% or higher, well above those of the developed world. In addition, the Asian nations lack the social welfare systems of the West and so give their citizens a strong incentive to be productive.

     Thailand and South Korea, like Malaysia and Singapore, are simply experiencing a phase of adjustment and stabilization. This is not the opposite of growth, but the result of it--the necessary "breather" before the next sprint. Earlier in the `90s, their blazing economies produced some major exaggerations of values. We are about through digesting those overvaluations. My dilemma is whether to keep my positions, or concede my losses. I will probably do a bit of both in Thailand and South Korea, while keeping a close watch on Manila,

Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
=============================================================================

which experienced a sizable correction in October (for much the same reasons as other Asian nations endured downturns two or three years ago).

What's Missing?
Following the surge in prices south of your border this summer, I have been asked why there are no Latin American companies in the portfolio.
The answer is that I see no real long-term value in Latin America. Wealth remains highly concentrated, there is little or no middle class, and sociopolitical struggles are frequent--not exactly ideal circumstances for nurturing capitalism. The governments in some Latin American countries are undoubtedly committed to progress, though it will come slowly.
Markets are improving as the Mexican peso debacle fades, but I attribute this mostly to an influx of North American capital. If anything, stocks in some Latin American countries may be overvalued, not undervalued.

     Nor have I found it necessary to use currency hedges in the portfolio. Most Asian currencies are closely monitored so that they do not stray far in relation to the U.S. dollar. Many of the Fund's holdings are international companies or exporters that could benefit if their local currencies were devalued. Last but not least, actively managing risk is an important aspect of my investment approach. Hedging the Fund's positions could protect against currency-related losses. On the other hand, it could double the impact of any loss if I were to misjudge and hedge the wrong way.

     Finally, I want to thank you for your continued support of the Fund. In this first full fiscal year, the Fund has accumulated some solid core holdings. I believe it is well-positioned for what it is meant to be: a relatively conservative, long-term approach to diversifying U.S. portfolios and building long-term wealth.







Respectfully submitted,


/s/ Edouard F. Iselin


Eduoard F. Iselin


October 14, 1996





Davis International Total Return Fund - Class A shares
Comparison of Davis International Total Return Fund and Europe Australia
Far East Index
=============================================================================

Average annual total return for the year ended September 30, 1996 and for the period February 1, 1995 through September 30, 1996 (life of Fund) was 2.76% and 12.56%, respectively. (This calculation includes an initial sales charge of 4 3/4%.)

$10,000 invested over the life of Class A shares of the Fund. Let's say you invested $10,000 in Class A shares of Davis International Total Return
Fund on February 1, 1995. As the chart shows, by September 30, 1996 the value of your investment would have grown to $12,174 - a 21.74% increase on your initial investment. For comparison, look at how the Europe Australia Far East Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,134 - a 21.34% increase.

Graph omitted. Details of graph are as follows:



     Measurement period    Davis International      EAFE Index
                            Total Return Fund
     ------------------    -------------------      ----------

     February 1, 1995           $ 9,525              $10,000
     September 30, 1995          11,285               11,138
     September 30, 1996          12,174               12,134



Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

Davis International Total Return Fund - Class B shares
Comparison of Davis International Total Return Fund and Europe Australia Far East Index


Average annual total return for the year ended September 30, 1996 and for the period February 1, 1995 through September 30, 1996 (life of Fund)
was 4.10% and 13.41%, respectively.   (This calculation includes
applicable contingent deferred sales charges.)

$10,000 invested over the life of Class B shares of the Fund. Let's say you invested $10,000 in Class B shares of Davis International Total Return
Fund on February 1, 1995. As the chart shows, by September 30, 1996 the value of your investment would have grown to $12,327 - a 23.27% increase on your initial investment. For comparison, look at how the Europe Australia Far East Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,134 - a 21.34% increase.

Graph omitted. Details of graph are as follows:



     Measurement period    Davis International      EAFE Index
                            Total Return Fund
     ------------------    -------------------      ----------

     February 1, 1995           $10,000              $10,000
     September 30, 1995          11,390               11,138
     September 30, 1996          12,327               12,134




Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


Davis International Series, Inc.
Davis International Total Return Fund
Portfolio Holdings as of September 30, 1996
==============================================================================

Chart omitted. Details of chart are as follows:



   Portfolio Makeup             % of Fund Assets
   ------------------           -----------------

   Cash & Equivalents                  1.90%
   Common Stocks                      94.30%
   Warrants/Rights                     3.80%


Chart omitted. Details of chart are as follows:




   Sector Weightings                 % of Portfolio
   ------------------                --------------

   Aviation                           3.70%
   Banking                           21.90%
   Building Materials                 4.90%
   Consumer Products                  6.20%
   Diversified Financial Services    13.30%
   Manufacturing                      5.70%
   Other                              7.60%
   Pharmaceuticals                   11.60%
   Property Development               5.80%
   Real Estate                        5.00%
   Telecommunications                 4.10%
   Utilities                         10.40%







Top 10 Holdings                   Sector                     % of Fund Assets
-----------------------------------------------------------------------------
Far East Bank & Trust Co.         Banking                           5.23%
Hong Kong Land Holdings Ltd.      Real Estate                       4.68%
Krung Thai Bank Public Co. Ltd.   Banking                           4.30%
British Biotech PLC               Pharmaceuticals                   3.96%
Ciba - Geigy Ltd., Registered     Pharmaceuticals                   3.85%
Hutchison Whampoa Ltd.            Diversified Financial Services    3.67%
Sandoz Ltd., Registered           Pharmaceuticals                   3.61%
Swire Pacific Ltd. - A            Aviation                          3.59%
Centennial City Inc.              Property Development              3.52%
BSES Ltd., GDR                    Utilities                         3.46%


Davis International Series, Inc.
Davis International Total Return Fund
Portfolio Activity - October 1, 1995 through September 30, 1996
=================================================================================================================================
New Positions Added (10/1/95-9/30/96)
(Highlighted positions are those greater than 0.99% of 9/30/96 total net assets.)

                                                                                       Date of 1st               % of 9/30/96
Security                                               Sector                            Purchase                 Fund Assets
------------------------------------------------------------------------------------------------------------------------------
Acer Inc., GDR                                        Computer Products                  10/20/95                       2.65%
PT Astra International                                Automotive                         10/20/95                       1.18%
Bank of Ayudhya Public Co. Ltd.                       Banking                             1/23/96                       1.14%
Bank of East Asia Ltd.                                Banking                              1/4/96                       2.95%
British Biotech PLC.                                  Pharmaceuticals                     5/17/96                       3.96%
BSES Ltd., GDR                                        Utilities                           2/28/96                       3.46%
Centennial City Inc.                                  Property Development                5/14/96                       3.52%
Chemical Company of Malaysia Bhd.                     Chemicals                            3/7/96                       1.47%
Ciba - Geigy Ltd., Registered                         Pharmaceuticals                    11/22/95                       3.85%
Clarins SA                                            Consumer Products                   7/10/96                       1.58%
Compton Greaves Ltd., GDR                             Manufacturing                        7/1/96                       2.04%
Davao Union Cement Corp. - "B"                        Building Materials                   3/6/96                       2.94%
Empire East Land Holdings Inc.                        Property Development                 6/6/96                       2.14%
Far East Bank & Trust Co.                             Banking                             4/29/96                       5.23%
HSBC Holdings PLC (Robert Fleming warrants
     expiring 6/27/97)                                Banking                             1/18/96                       2.05%
Hutchison Whampoa Ltd. (Robert Fleming warrants
     expiring 09/26/97)                               Diversified                         1/10/96                       0.97%
JG Summit Inc. - B                                    Diversified                         4/25/96                       2.54%
Kumpulan Jetson Bhd.                                  Building Materials                  9/20/96                       1.84%
Malaysia British Assurance Bhd.                       Insurance                           7/22/96                       0.76%
Pilipino Telephone Corp.                              Telecommunications                  1/15/96                       2.75%
Royal Bank of Scotland PLC                            Banking                            11/30/95                       1.54%
Samsung Electronics Co. Ltd.                          Electronics                        11/28/95                       0.41%
Samsung Electronics Co. Ltd., GDR                     Electronics                         11/1/95                       0.78%
Samsung Fire & Marine Insurance Inc.                  Insurance                            4/1/96                       0.51%
Securities One Public Co. Ltd.                        Finance                             4/17/96                       3.08%
Seoul City Gas Co. Ltd.                               Utilities                           1/26/96                       3.15%
Solid Group Inc.                                      Retail                              8/22/96                       1.42%
Swire Pacific Ltd. - A                                Aviation                            3/28/96                       3.59%
United Overseas Land Ltd. (warrants expiring
      06/09/97)                                       Real Estate                         1/31/96                       0.23%
Xeikon NV, ADR                                        Manufacturing                       3/19/96                       2.03%
YTL Corp. Bhd.                                        Utilities                           6/26/96                       2.27%


Davis International Series, Inc.
Davis International Total Return Fund
Portfolio Activity - October 1, 1995 through September 30, 1996
=================================================================================================================================
Positions Closed (10/1/95-9/30/96) (Gains or losses greater than $250,000 are highlighted.)

                                                                                    Date of Final
Security                                                Sector                          Sale                         Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------------
Aboitiz Equity Ventures Inc.                          Diversified                     5/15/96                           27,643
Asia Satellite Telecommunications Holdings Ltd.       Media                           7/11/96                           31,329
Ayala International Finance, Conv.
     Bds., 3.00% 06/08/00 - Cayman Islands            Finance                         4/17/96                          141,250
C & P Homes Inc.                                      Real Estate                     3/21/96                          254,718
Cable & Wireless PLC                                  Telecommunications              3/19/96                           72,320
Cheung Kong Infrastructure Holdings Ltd.              Construction                     8/7/96                          (52,813)
Cheung Kong (Holdings) Ltd. (Morgan Stanley
     warrants expiring 02/10/97)                      Real Estate                     4/26/96                          146,464
CITIC Pacific Ltd.                                    Diversified                     4/30/96                          241,512
Dao Heng Bank Group Ltd.                              Banking                         5/15/96                           65,834
Dharmala Sakti Sejahtera                              Finance                         7/23/96                          591,365
Far East Levingston Shipbuilding, Conv.
     Bds., 1.50%, 04/05/01                            Shipping                        5/22/96                             -
Filinvest Land Inc.                                   Real Estate                     9/18/96                          493,397
HI Cement Corp.Building                               Materials                       7/11/96                            8,736
Hotel Properties Ltd.                                 Hotels & Lodging                5/14/96                          180,398
HSBC Holdings PLC (Morgan Stanley
     warrants expiring 02/10/97)                      Banking                          3/5/96                           81,976
Leader Universal Holdings Bhd.                        Diversified                     5/22/96                          (26,705)
Loxley, Conv. Bds., 2.50% 04/04/01 - Thailand         Diversified                     5/21/96                           13,125
Mandarin Oriental International Ltd.                  Hotels & Lodging                 3/5/96                           82,137
Metrobank, Conv. Bds., 2.75% 09/10/00
     - Cayman Islands                                 Finance                         4/17/96                           85,000
New World Development Co. Ltd.
     (warrants expiring 04/05/96)                     Real Estate                     1/23/96                           35,741
Orange PLC                                            Telecommunications              4/24/96                           32,618
Shinawatra Satellite Public Co. Ltd.                  Telecommunications              5/30/96                           39,247
Southern Water PLC                                    Utility                         8/29/96                          768,483
Swire Pacific Ltd. - A (Peregrine warrants
     expiring 03/28/96)                               Aviation                        3/28/96                            -
Swire Pacific Ltd. - B                                Aviation                         5/2/96                           35,848
P. T. Tambang Timah GDR                               Mining                           3/4/96                          197,110
Tingyi (Cayman Islands) Holdings Corp.                Food                            6/26/96                          153,594
Total Access Communication Public Co. Ltd.            Telecommunications               2/2/96                           71,838
Uniwide Holdings, Inc.                                Retail                          9/18/96                           23,468

Davis International Series, Inc.
Davis International Total Return Fund
Schedule of Investments
At September 30, 1996
=================================================================================================================================
                                                                                                                           Value
     Shares                                                                                                              (Note 1)
     ------                                                                                                               ------
COMMON STOCKS - (94.34%)

                 BELGIUM - (2.03%)
     100,000     Xeikon NV, ADR <F2><F3>.........................................................................   $   1,012,500
                                                                                                                    -------------
                 FRANCE - (1.58%)
       5,625     Clarins SA......................................................................................         785,137
                                                                                                                    -------------
                 HONG KONG - (13.92%)
     400,000     Bank of East Asia Ltd...........................................................................       1,471,615
   1,000,000     Hong Kong Land Holdings Ltd.....................................................................       2,330,000
     200,000     Hutchison Whampoa Ltd...........................................................................       1,344,886
     200,000     Swire Pacific Ltd. - A..........................................................................       1,791,025
                                                                                                                    -------------
                                                                                                                        6,937,526
                                                                                                                    -------------
                 INDIA - (5.50%)
     100,000     BSES Ltd., GDR..................................................................................       1,725,000
     200,000     Crompton Greaves Ltd., GDR<F3>..................................................................       1,015,000
                                                                                                                    -------------
                                                                                                                        2,740,000
                                                                                                                    -------------
                 INDONESIA - (2.99%)
     300,000     PT Astra International <F4>.....................................................................         587,602
      60,000     PT Unilever Indonesia...........................................................................         904,003
                                                                                                                    -------------
                                                                                                                        1,491,605
                                                                                                                    -------------
MALAYSIA - (8.19%)
     200,000     Chemical Company of Malaysia Bhd................................................................         622,407
     300,000     DCB Holdings Bhd................................................................................       1,029,365
     200,000     Kumpulan Jetson Bhd.917,651
     100,000     Malaysia British Assurance Bhd..................................................................         379,030
     200,000     YTL Corp. Bhd...................................................................................       1,133,099
                                                                                                                    -------------
                                                                                                                        4,081,552
                                                                                                                    -------------
PHILIPPINES - (21.74%)
  10,000,000     Centennial City Inc.............................................................................       1,753,383
   4,000,000     Davao Union Cement Corp. - B....................................................................       1,463,694
   2,000,000     Empire East Land Holdings Inc. <F2><F3>.........................................................       1,067,277
     700,000     Far East Bank & Trust Co........................................................................       2,454,736
   4,000,000     JG Summit Inc. B................................................................................       1,265,485
   1,000,000     Pilipino Telephone Corp. <F3>...................................................................       1,372,213
   3,000,000     Republic Glass Holdings Corp....................................................................         743,282
   3,157,000     Solid Group Inc<F2><F3>.........................................................................         709,979
                                                                                                                    -------------
                                                                                                                       10,830,049
                                                                                                                    -------------



Davis International Series, Inc.
Davis International Total Return Fund
Schedule of Investments
At September 30, 1996
==================================================================================================================================
                                                                                                                           Value
     Shares                                                                                                              (Note 1)
     ------                                                                                                               ------
COMMON STOCKS - CONTINUE
                 SINGAPORE - (0.49%)
      50,000     Jurong Shipyard Ltd.............................................................................   $     243,218
                                                                                                                    -------------
                 SOUTH KOREA - (7.24%)
      20,000     Korea Electric Power Corp.......................................................................         661,017
      30,000     LG Electronics Inc..............................................................................         523,002
       2,060     Samsung Electronics Co. Ltd.....................................................................         161,608
         620     Samsung Electronics Co. Ltd.....................................................................          46,688
       1,816     Samsung Electronics Co. Ltd., GDR<F2>...........................................................          90,800
       6,026     Samsung Electronics Co. Ltd., GDR<F2>...........................................................         301,300
         480     Samsung Fire & Marine Insurance Inc.............................................................         255,690
      20,000     Seoul City Gas Co. Ltd..........................................................................       1,569,007
                                                                                                                    -------------
                                                                                                                        3,609,112
                                                                                                                    -------------
                 SWITZERLAND - (9.91%)
       1,000     ABB Ltd., Bearer................................................................................       1,222,116
       1,500     Ciba - Geigy Ltd., Registered...................................................................       1,916,826
       1,500     Sandoz Ltd., Registered.........................................................................       1,799,713
                                                                                                                    -------------
                                                                                                                        4,938,655
                                                                                                                    -------------
                 TAIWAN - (2.65%)
     175,000     Acer Inc., GDR..................................................................................       1,321,250
                                                                                                                    -------------
                 THAILAND - (10.42%)
     125,000     Bank of Ayudhya Public Co. Ltd.<F4>.............................................................         570,171
     100,000     Jasmine International Public Co. Ltd............................................................         322,441
     500,000     Krung Thai Bank Public Co. Ltd. <F4>............................................................       2,143,054
     300,000     National Petrochemical Public Co. Ltd...........................................................         312,611
     200,000     Securities One Public Co. Ltd...................................................................       1,533,561
      30,000     United Communication Industry Public Co. Ltd....................................................         311,431
                                                                                                                    -------------
                                                                                                                        5,193,269
                                                                                                                    -------------
                 UNITED KINGDOM - (7.68%)
     600,000     British Biotech PLC <F3>........................................................................       1,972,140
     100,000     Royal Bank of Scotland PLC......................................................................         765,378
     100,000     Standard Chartered PLC..........................................................................       1,090,155
                                                                                                                    -------------
                                                                                                                        3,827,673
                                                                                                                    -------------

                           TOTAL COMMON STOCKS (identified cost $47,511,055).....................................      47,011,546
                                                                                                                    -------------



Davis International Series, Inc.
Davis International Total Return Fund
Schedule of Investments
At September 30, 1996
=================================================================================================================================
                                                                                                                           Value
Units/Principal                                                                                                          (Note 1)
---------------                                                                                                           ------
WARRANTS -(3.47%)

     100,000     Chemical Company of Malaysia Bhd. (expiring 11/07/00) <F3>......................................   $     107,724
   2,000,000     HSBC Holdings PLC (Robert Fleming expiring 06/27/97)<F3>........................................       1,021,596
   3,000,000     Hutchison Whampoa Ltd. (Robert Fleming expiring 09/26/97)<F3>...................................         484,934
     207,765     United Overseas Land Ltd. (expiring 06/09/97)<F3>...............................................         113,605
                                                                                                                    -------------
                           Total Warrants (identified cost $2,553,736)...........................................       1,727,859
                                                                                                                    -------------
RIGHTS -(0.30%)
      37,500     Far East Bank & Trust Co., (expiring 12/27/96) <F3>.............................................          50,314
      37,500     Far East Bank & Trust Co., (expiring 07/01/97) <F3>.............................................          50,314
      37,500     Far East Bank & Trust Co., (expiring 12/01/97) <F3>.............................................          50,314
                                                                                                                    -------------
                           Total Rights (identified cost $147,132)...............................................         150,942
                                                                                                                    -------------

SHORT-TERM INVESTMENTS - (1.81%)
$    900,000     State Street Bank and Trust Company Repurchase Agreement, 5.20%,
                    10/02/96, dated 09/30/96, repurchase value of $900,260 (collateralized by $915,000 par value U.S. Treasury Notes, 5.875%, 08/15/98,
                    market value $918,431) - (identified cost $900,000)..........................................        900,000
                                                                                                                    -------------

                           TOTAL INVESTMENTS (identified cost $51,111,923)-
                             (99.92%) <F1>49,790,347
                           OTHER ASSETS LESS LIABILITIES - (0.08%)...............................................          37,984
                                                                                                                    -------------
                           NET ASSETS - 100%.....................................................................   $  49,828,331
                                                                                                                    =============

<F1>  Aggregate cost for Federal income tax purposes is $51,111,923.
<F2>  This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize its current valuation.
<F3>  Non income-producing security.
<F4>  Foreign registry.

At September 30, 1996, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                 Unrealized appreciation.........................................................................   $   4,276,109
                 Unrealized depreciation.........................................................................      (5,597,685)
                                                                                                                    -------------
                 Net unrealized depreciation.....................................................................   $  (1,321,576)
                                                                                                                    =============



DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES _ At September 30, 1996
DAVIS INTERNATIONAL TOTAL RETURN FUND
=================================================================================================================================
ASSETS:
     Investments in securities, at value (identified cost _ $51,111,923) (Note 1)................................   $  49,790,347
     Cash........................................................................................................       1,079,105
     Receivables:
       Dividends and interest....................................................................................          53,890
       Capital stock sold........................................................................................         102,085
     Prepaid expenses............................................................................................          35,642
     Due from advisor............................................................................................          64,693
     Other assets................................................................................................          17,432
                                                                                                                    -------------
          Total assets...........................................................................................      51,143,194
                                                                                                                    -------------
LIABILITIES:
     Payables:
       Capital stock reacquired..................................................................................         163,394
       Investments purchased.....................................................................................         988,082
     Accrued expenses............................................................................................         139,069
     Other liabilities...........................................................................................          24,318
                                                                                                                    -------------
          Total liabilities......................................................................................       1,314,863
                                                                                                                    -------------

NET ASSETS.......................................................................................................   $  49,828,331

  CLASS A SHARES
       Net assets................................................................................................   $  41,545,377
       Shares outstanding........................................................................................       3,426,962

       Net asset value and redemption price per share (net assets/shares outstanding)............................          $12.12
                                                                                                                           ======
       Maximum offering price per share (100/95.25 of $12.12)....................................................          $12.72
                                                                                                                           ======
  CLASS B SHARES
       Net assets................................................................................................   $   8,282,954
       Shares outstanding........................................................................................         690,424

       Net asset value, offering and redemption price per share (net assets/shares outstanding)..................          $12.00
                                                                                                                           ======
Net assets consist of:
  Undistributed net investment income............................................................................   $      39,983
  Unrealized depreciation on investments and translation of assets and liabilities
    in foreign currencies........................................................................................      (1,319,389)
  Accumulated net realized gains from investments and foreign currency transactions..............................       3,805,997
  Paid-in capital................................................................................................      47,301,740
                                                                                                                    -------------
  Net assets.....................................................................................................   $  49,828,331
                                                                                                                    =============

See Notes to Financial Statements.


DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF OPERATIONS _ For the year ended September 30, 1996
DAVIS INTERNATIONAL TOTAL RETURN FUND
=================================================================================================================================
Investment Income:
  Income:
    Dividends (net of foreign taxes withheld of $85,874).........................................................   $     647,940
    Interest.....................................................................................................         100,678
                                                                                                                    -------------
          Total income...........................................................................................         748,618
                                                                                                                    -------------
  Expenses:
    Management fees (Note 3).....................................................................   $     390,629
    Custodian fees...............................................................................         170,030
    Transfer agent fees (Note 3).................................................................          39,761
    Audit fees...................................................................................          11,002
    Legal fees...................................................................................          15,486
    Accounting fees (Note 3).....................................................................           8,004
    Reports to shareholders......................................................................          16,568
    Directors fees and expenses..................................................................          71,360
    Registration and filing fees.................................................................          55,194
    Miscellaneous................................................................................           6,197
    Distribution plan payments (Note 3)
      Class A....................................................................................          79,591
      Class B....................................................................................          48,581
                                                                                                    -------------
          Total expenses.........................................................................................         912,403
    Reimbursement of expenses by adviser (Note 3)................................................................        (210,028)
    Fee Reductions (Note 6)......................................................................................          (2,639)
                                                                                                                    -------------

    Net expenses.................................................................................................         699,736
                                                                                                                    -------------
          Net investment income..................................................................................          48,882
                                                                                                                    -------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:

  Net realized gain(loss) from:
    Investment transactions......................................................................................       3,953,933
    Foreign currency transactions................................................................................        ( 21,334)
  Net increase (decrease)  in unrealized appreciation on:
    Investments..................................................................................................      (1,436,659)
    Translation of assets and liabilities denominated in foreigncurrencies.......................................           2,186
  Foreign taxes on gains on investments (including deferred taxes of $17,091)....................................         (16,733)
                                                                                                                    -------------
          Net realized and unrealized gain on investments and foreign currency...................................       2,481,393
                                                                                                                    -------------
            Net increase in net assets resulting from operations.................................................   $   2,530,275
                                                                                                                    =============




See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
DAVIS INTERNATIONAL TOTAL RETURN FUND
=================================================================================================================================


                                                                                                                   Eight
                                                                                          Year Ended            Months Ended
                                                                                         September 30,          September 30,
                                                                                             1996                  1995
                                                                                             ----                  ----
OPERATIONS:
  Net investment income..............................................................   $    48,882            $   59,094
  Net realized gain from investments and foreign currency transactions...............     3,932,599             1,389,492
  Increase (decrease)  in unrealized appreciation on
    investments and translation of assets and liabilities in
    foreign currencies...............................................................    (1,434,473)              115,084
  Foreign taxes on gains on investments..............................................       (16,733)              (69,678)
                                                                                        -----------            ----------
    Net increase in net assets resulting from operations.............................     2,530,275             1,493,992

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
    Class A ($0.03 per share)........................................................       (67,993)                -

  Realized gains from investment transactions
    Class A ($0.58 per share)........................................................    (1,314,536)                -
    Class B ($0.58 per share)........................................................      (115,147)                _

CAPITAL SHARE TRANSACTIONS (NOTE 5)..................................................    33,366,163            13,935,577
                                                                                         -----------           ----------

    Total increase in net assets.....................................................    34,398,762            15,429,569

NET ASSETS:

  Beginning of period................................................................    15,429,569                _
                                                                                        -----------            ----------

  End of period (including undistributed net investment income
    of $39,983 and $59,094, respectively)............................................   $49,828,331            $5,429,569
                                                                                        ===========            ==========







See Notes to Financial Statements.


DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 1996
===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one series, Davis International Total Return Fund ("Fund"). The Fund offers shares in two classes, Class
A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Both classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

Foreign Currency - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at current exchange rates computed by State Street Bank & Trust Company, the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Currency Contracts _ The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.


DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1996
===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1996, were $60,336,982 and 29,078,116 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

     Advisory fees are paid monthly to the investment adviser, Davis Selected Advisers, L.P., at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets, and 0.80% of average net assets in excess of $500 million. Pursuant to applicable state Blue Sky requirements, the adviser will re-imburse expenses (including the advisory fee but excluding interest, taxes, brokerage fees and fees paid under any Rule 12b-1 Distribution
Plan) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1996 amounted to $12,000. The Adviser is paid for certain transfer agent services. The fee for the year ended September 30, 1996 amounted to $3,208. The Adviser is also paid for certain accounting services. The fee amounted to $8,004 for the year ended September 30, 1996. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Atlantic Advisers Limited (the "Sub-Adviser") acts as the
Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended September 30, 1996, the Fund's Underwriter, Davis Selected Advisers, L.P., received $251,871 from commissions earned on sales of Class A shares of the Fund, of which $32,221 was retained by the Underwriter and the remaining $219,650 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1996
===============================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES


     The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended September 30, 1996 was $79,591.

CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The
NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended September 30, 1996, Class B shares of the Fund made distribution plan payments which included commissions of $36,259 and maintenance fees of $12,322.

     Commissions earned by the Distributor  during the year ended
September 30, 1996 on the sale of Class B shares of the Fund amounted to $221,349 of which $210,311 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $269,474, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1996 the Distributor received $1,710 in contingent deferred sales charges from Class B shares of the Fund.





DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1996
===============================================================================

NOTE 5 - CAPITAL STOCK

     At September 30, 1996, there were 5 billion shares of capital stock ($0.001 par value per share) authorized.

     Transactions in capital stock were as follows:

Class A
                                                Year Ended                   Eight Months Ended
                                            September 30, 1996               September 30, 1995
                                            ------------------               ------------------
                                           Shares           Amount          Shares             Amount
                                           ------           ------          ------             ------
Shares subscribed......................   2,552,141       $30,265,971      1,191,010        $12,666,427
Shares issued in reinvestment
    of distributions...................     121,746         1,357,471         _                  _
                                          ---------       -----------      ---------        -----------
                                          2,673,887        31,623,442      1,191,010         12,666,427
Shares reacquired                          (379,953)       (4,608,330)       (57,982)          (681,560)
                                          ---------       -----------      ---------        -----------
    Net increase.......................   2,293,934       $27,015,112      1,133,028        $11,984,867
                                          =========       ===========      =========        ===========


Class B
                                               Year Ended                    Eight Months Ended
                                            September 30, 1996               September 30, 1995
                                            ------------------               ------------------
                                           Shares           Amount          Shares             Amount
                                           ------           ------          ------             ------
Shares subscribed......................    540,809         $6,608,287       170,015         $1,953,436
Shares issued in reinvestment
    of distributions...................     10,289            114,212         _                   _
                                           -------         ----------       -------         ----------
                                           551,098          6,722,499       170,015          1,953,436
Shares reacquired......................    (30,461)          (371,448)         (228)            (2,726)
                                           -------         ----------       -------         ----------
     Net increase......................    520,637         $6,351,051       169,787         $1,950,710
                                           =======         ==========       =======         ==========


NOTE 6 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $2,639 during the year ended September 30, 1996.


DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS INTERNATIONAL TOTAL RETURN FUND
==================================================================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.


                                                                       ----------CLASS A----------     ----------CLASS B----------
                                                                                         Eight                          Eight
                                                                       Year           Months ended     Year           Months ended
                                                                      ended          September 30,     ended         September 30,
                                                                     9/30/96             1995          9/30/96           1995
                                                                     -------             ----          -------           ----
Net Asset Value,
  Beginning of Period...........................................    $ 11.85            $ 10.00         $ 11.79          $ 10.00
                                                                    -------            -------         -------          -------
Income From Investment Operations
---------------------------------
  Net Investment Income.........................................        .03                .05            (.03)            (.01)
  Net Gains on  Securities
    (both realized and unrealized)..............................        .85               1.80             .82             1.80
                                                                    -------            -------         -------           ------
    Total From Investment
      Operations................................................        .88               1.85             .79             1.79
                                                                    -------            -------         -------           ------
Less Distributions
------------------
  Dividends (from net
    investment income)..........................................       (.03)                _               _                _
  Distributions From
    Realized Capital Gains......................................       (.58)                _             (.58)              _
                                                                    -------            -------         -------           ------
    Total Distributions.........................................       (.61)                _             (.58)              _
                                                                    -------            -------         -------           ------
Net Asset Value,
  End  of Period................................................    $ 12.12            $ 11.85         $ 12.00          $ 11.79
                                                                    =======            =======         =======          =======

Total Return <F1>...............................................       7.87%             18.50%           7.10%           17.90%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of
    Period (000 omitted)........................................   $ 41,545           $ 13,427         $ 8,283          $ 2,002
  Ratio of Expenses
    to  Average Net Assets......................................       1.70%              1.72%           2.47%            2.46%
                                                                   <F2><F3>       <F2><F3><F4>        <F2><F3>     <F2><F3><F4>
  Ratio of Net Income
    to Average Net Assets.......................................        .23%               .95%           (.54)%           (.09)%
                                                                                           <F4>                             <F4>
  Portfolio Turnover
    Rate........................................................         78%                85%              78%              85%
  Average commission rate per share.............................    $ .0050                  _         $ .0050                _




<F1> Sales charges are not reflected in calculation.

<F2> Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended September 30, 1996 would have been 2.24% and 3.01% for Class A shares and Class B shares, respectively. Had the Adviser not absorbed certain expenses, the ratio of expenses for the eight months ended September 30, 1995 would have been 2.88% and 3.62% for Class A shares and Class B shares, respectively.

<F3> Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.69% and 2.46% for 1996. Prior to 1996, such reductions were reflected in the expense ratios.
<F4> Annualized.



DAVIS INTERNATIONAL SERIES, INC.
Davis International Total Return Fund
Report of Independent Certified Public Accountants
==============================================================================

To the Shareholders and Board of Directors of Davis International Series, Inc.


     We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund, a series of Davis International Series, Inc., including the schedule of investments, as of September 30, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the eight months ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund as of September 30, 1996, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the eight months ended September 30, 1995, in conformity with generally accepted accounting principles.




Tait, Weller & Baker



Philadelphia, Pennsylvania
November 1, 1996

==============================================================================

                      DAVIS INTERNATIONAL SERIES, INC.
                   DAVIS INTERNATIONAL TOTAL RETURN FUND

            124 East Marcy Street Santa Fe, New Mexico  87501


     Directors                                 Officers
     Jeremy H. Biggs                           Jeremy H. Biggs
     Shelby M.C. Davis                           Chairman
     Keith R. Kroeger                          Shelby M.C. Davis
     The Very Reverend                           President
     James R. Leo                              Carl R. Luff
     Richard M. Murray                           Vice President, Treasurer,
     Theodore B. Smith Jr.                       & Assistant Secretary
                                               Raymond O. Padilla
                                                 Vice President, Secretary,
                                                 & Assistant Treasurer
                                               Carolyn H. Spolidoro
                                                 Vice President
                                               Andrew A. Davis
                                                 Vice President
                                               Eileen R. Street
                                                 Assistant Treasurer
                                                 & Assistant Secretary



Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania 19102-1707

==============================================================================
For more information about Davis International Series, Inc., Davis International Total Return Fund including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.
==============================================================================

9611-05 DISI70